Other Assets	12 Months Ended
Dec. 31, 2015
Other Assets [Abstract]
Other Assets
Other assets

Other assets	Dec. 31,
(in millions)	2015	2014
Corporate/bank owned life insurance	$4,704	$4,598
Accounts receivable	3,535	4,166
Equity in joint venture and other investments (a)	3,329	3,287
Income taxes receivable	1,554	2,142
Fails to deliver	1,494	1,351
Software	1,355	1,332
Prepaid pension assets	727	708
Fair value of hedging derivatives	716	851
Prepaid expenses	464	451
Due from customers on acceptances	258	247
Other	1,490	1,357
Total other assets	$19,626	$20,490

(a)	Includes Federal Reserve Bank stock of $453 million and $447 million, respectively, at cost.

Certain seed capital and private equity investments valued using net asset value per share

In our Investment Management business, we manage investment assets, including equities, fixed income, money market and alternative investment funds for institutions and other investors. As part of that activity we make seed capital investments in certain funds. BNY Mellon also holds private equity investments, which consist of investments in private equity funds, mezzanine financings, SBICs and direct equity investments. Seed capital and private equity investments are included in other assets.

The fair value of certain of these investments has been estimated using the net asset value (“NAV”) per share of BNY Mellon’s ownership interest in the funds. The table below presents information about BNY Mellon’s investments in seed capital and private equity investments that have been valued using NAV.

Seed capital and private equity investments valued using NAV
	Dec. 31, 2015				Dec. 31, 2014
(dollar amounts in millions)	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period
Seed capital and other funds (a)	$83	$1	Daily-quarterly	1-180 days	$307	$—	Daily-quarterly	0-180 days
Private equity investments (b)(c)	34	58	N/A	N/A	35	45	N/A	N/A
Total	$117	$59			$342	$45

(a)	Other funds include various leveraged loans, structured credit funds and hedge funds. Redemption notice periods vary by fund.

(b)
Private equity funds primarily include numerous venture capital funds that invest in various sectors of the economy. Private equity funds do not have redemption rights. Distributions from such funds will be received as the underlying investments in the funds are liquidated.

(c)
Includes investments and unfunded commitments related to SBICs, which are compliant with the Volcker Rule, of $34 million and $58 million, respectively, at Dec. 31, 2015 and $18 million and $45 million, respectively, at Dec. 31, 2014.

N/A - Not applicable.

Qualified affordable housing project investments

We invest in affordable housing projects primarily to satisfy the Company’s requirements under the Community Reinvestment Act. Our total investment in qualified affordable housing projects totaled $918 million at Dec. 31, 2015 and $853 million at Dec. 31, 2014. Commitments to fund future investments in qualified affordable housing projects totaled $393 million at Dec. 31, 2015 and $358 million at Dec. 31, 2014. A summary of the commitments to fund future investments is as follows: 2016—$221 million; 2017—$53 million; 2018—$100 million; 2019—$2 million; 2020—$5 million and 2021 and thereafter—$12 million.

Tax credits and other tax benefits recognized were $130 million in 2015, $128 million in 2014, and $118 million in 2013.

Amortization expense included in the provision for income taxes was $99 million in 2015, $96 million in the 2014, and $88 million in 2013.